UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

June 8, 2009

Date of Report (Date of earliest event reported)

The Boeing Company

(Exact Name of Registrant as Specified in Charter)

Delaware	1-442	91-0425694
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

100 N. Riverside, Chicago, IL	60606-1596
(Address of Principal Executive Offices)	(Zip Code)

(312) 544-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 8, 2009, the Board of Directors of The Boeing Company (the “Company”), upon the recommendation of the Governance, Organization and Nominating Committee, elected David L. Calhoun, Chairman of the Management Board and Chief Executive Officer of The Nielsen Company B.V. (“Nielsen”), as a new director. Mr. Calhoun has served as Nielsen’s Chairman and CEO since August 2006. Mr. Calhoun also serves on the board of directors of Medtronic, Inc.

Mr. Calhoun will be proposed to shareholders at the 2010 Annual Meeting of Shareholders for reelection as a director. Mr. Calhoun will serve on the Audit Committee and the Finance Committee. There was no arrangement or understanding between Mr. Calhoun and any other persons pursuant to which Mr. Calhoun was selected as a director, and there are no related person transactions between Mr. Calhoun and the Company.

Mr. Calhoun will receive the standard compensation provided to all Boeing nonemployee directors. This compensation consists of a cash retainer fee of $100,000 per year and a grant of retainer stock units equal in number to the number of shares of Boeing stock that could be purchased with an aggregate of $130,000 per year. The Company reimburses nonemployee directors for actual travel and out-of-pocket expenses incurred in connection with their services. The nonemployee director compensation program is described in further detail in the Company’s proxy statement for its 2009 Annual Meeting filed with the Securities and Exchange Commission on March 13, 2009. A copy of the Company’s press release announcing the election of Mr. Calhoun is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 8, 2009, the Board of Directors approved and adopted an amendment to Article II, Section 1 of the By-Laws of The Boeing Company to increase the number of directors from nine to ten. A copy of the text of the amendment to the By-Laws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
3.2	By-Laws of The Boeing Company, as amended and restated on June 8, 2009

99.1	Press Release dated June 9, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By:	/s/Michael F. Lohr
Michael F. Lohr
Vice President, Corporate Secretary and Assistant General Counsel

Dated: June 9, 2009

INDEX TO EXHIBITS

Exhibit Number	Description
3.2	By-Laws of The Boeing Company, as amended and restated on June 8, 2009

99.1	Press Release dated June 9, 2009